                                                                     Exhibit 1.1

                             _______________ Shares

                          BioMimetic Therapeutics, Inc.

                                  Common Stock

                               ($0.001 Par Value)

                             UNDERWRITING AGREEMENT

                                                                 _________, 2006

Deutsche Bank Securities Inc.
Pacific Growth Equities, LLC
First Albany Capital Inc.
A.G. Edwards & Sons, Inc.
As Representatives of the
   Several Underwriters

c/o  Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

Ladies and Gentlemen:

      BioMimetic Therapeutics, Inc., a Delaware corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in
Schedule I hereto for whom you are acting as representatives (the
"Representatives") an aggregate of __________ shares (the "Firm Shares") of the
Company's common stock, $0.001 par value (the "Common Stock"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters' option an aggregate of up to __________ additional shares of the Company's Common Stock (the "Option Shares") as set forth below.

      As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to
the extent the aforementioned option is exercised) are herein collectively called the "Shares."

      Deutsche Bank Securities Inc. ("DBSI") has agreed to reserve up to
___________ of the Shares to be purchased by it under this Agreement for sale to the Company's directors, officers, employees and business associates and other parties related to the Company (collectively, "Participants"), as set forth in the Prospectus (as defined below) under the heading "Underwriting" (the
"Directed Share Program"). The Shares to be sold by DBSI and its affiliates pursuant to the Directed Share Program are referred to hereinafter as the
"Directed Shares." Any Directed Shares not orally confirmed for purchase by any
Participants by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the
Prospectus.

      In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

      1.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to each of the Underwriters as follows:

            (a) A registration statement on Form S-1 (File No. 333-131718) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and
Exchange Commission (the "Commission") thereunder and has been filed with the
Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and
Regulations) contained therein and the exhibits and financial statements, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Act and contained in the Prospectus referred to below, has become effective under the
Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the
Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." The Company has prepared and filed, in accordance with Section 12 of the Securities and Exchange Act of 1934, as
amended (the "Exchange Act"), a registration statement (as may be amended prior to the time of execution of this Agreement, the "Exchange Act Registration
Statement") on Form 8-A (File No. [____]) under the Exchange Act to register, under Section 12(g) of the Exchange Act, the class of securities consisting of the Common Stock.

            (b) As of the Applicable Time (as defined below) and as of the
Closing Date or the Option Closing Date, as the case may be, neither (i) the
General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule II hereto, all considered together
(collectively, the "General Disclosure Package"), nor (ii) any individual
Limited Use Free Writing Prospectus (as defined below), when considered together with the General

                                      - 2 -

Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any
Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:

      "Applicable Time" means ______ [a/p]m (New York time) on the date of this
Agreement or such other time as agreed to by the Company and the
Representatives.

      "Statutory Prospectus" as of any time means the Preliminary Prospectus relating to the Shares that is included in the Registration Statement immediately prior to that time.

      "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 under the Act, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g)
under the Act.

      "General Use Free Writing Prospectus" means any Issuer Free Writing
Prospectus that is identified on Schedule III to this Agreement.

      "Limited Use Free Writing Prospectus" means any Issuer Free Writing
Prospectus that is not a General Use Free Writing Prospectus.

      "Material Adverse Effect" means the occurrence, either individually or in the aggregate, of any material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiary taken as a whole.

            (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure
Package and the Prospectus. The subsidiary of the Company as listed in Exhibit
21.1 to Item 16(a) of the Registration Statement (the "Subsidiary") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the
Prospectus. The Subsidiary is the only subsidiary, direct or indirect, of the
Company. The Company and the Subsidiary are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except where the failure to qualify or be in good standing would not result in a Material Adverse Effect. The outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to

                                      - 3 -

purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the
Subsidiary are outstanding.

            (d) The information set forth under the captions "Capitalization"
and "Description of Capital Stock" in the Registration Statement and the
Prospectus (and any similar section or information contained in the General
Disclosure Package) is true and correct, in all material respects, as of its date. All of the Shares conform to the description thereof contained in the
Registration Statement, the General Disclosure Package and the Prospectus. The
form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company's incorporation.

            (e) The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the
Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof, which rights have not been waived. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock. Prior to the time of purchase, all outstanding shares of Series A-1 convertible, redeemable preferred stock, par value $0.001 per share, Series A-2 convertible, redeemable preferred stock, par value $0.001 per share, Series B convertible, redeemable preferred stock, par value $0.001 per share and Series C convertible, redeemable preferred stock, par value $0.001 per share, of the Company shall convert into the number of shares of Common Stock, and shall convert in the manner, set forth in the Registration
Statement and the Prospectus; prior to the date hereof the Company has duly effected and completed a [x]-for-[x] stock split of the Common Stock in the manner set forth in the Registration Statement and the Prospectus; the Restated
Certificate of Incorporation of the Company and the Amended and Restated By-Laws
of the Company, each in the form filed as an exhibit to the Registration
Statement, have been heretofore duly authorized and approved in accordance with the Delaware General Corporation Law and shall become effective and in full force and effect on or before the time of purchase; and the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the Nasdaq National
Market.

            (f) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the
Prospectus relating to the proposed offering of the Shares, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company's knowledge, threatened by the Commission. The Registration
Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations. The
Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the

                                      - 4 -

statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the
Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the
Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

            (g) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the
Shares, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration
Statement or the Prospectus.

            (h) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section
4(b) below. The Company will file with the Commission all Issuer Free Writing
Prospectuses in the time required under Rule 433(d) under the Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

            (i) (i) At the time of the initial filing of the Registration
Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause(ii)), the Company was not and is not an "ineligible issuer" (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the
Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares as contemplated by the
Registration Statement.

            (j) The financial statements of the Company and the consolidated financial statements of the Company and Subsidiary, as applicable, together with related notes and schedules as set forth in the Registration Statement, the
General Disclosure Package and the Prospectus, present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiary, as applicable, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting
("GAAP"), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected financial and consolidated financial data included in the Registration Statement, the General
Disclosure Package and the Prospectus present fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The pro forma financial statements and other pro forma financial information included in the Registration Statement, the General Disclosure Package and the Prospectus
present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the

                                      - 5 -

Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The Registration Statement, the General
Disclosure Package and the Prospectus do not contain "non-GAAP financial measures" (as such term is defined by the Rules and Regulations). The Company and the Subsidiary do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any "variable interest entities" within the meaning of Financial Accounting Standards Board
Interpretation No. 46), not disclosed in the Registration Statement, the General
Disclosure Package and the Prospectus. There are no financial statements
(historical or pro forma) that are required to be included in the Registration
Statement, the General Disclosure Package or the Prospectus that are not included as required.

            (k) Ernst & Young LLP, who have certified the financial statements filed with the Commission as part of the Registration Statement, the General
Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiary within the meaning of the Act and the applicable Rules and Regulations and the Public
Company Accounting Oversight Board (United States) (the "PCAOB").

            (l) Neither the Company nor the Subsidiary is aware of (i) any material weakness in its internal control over financial reporting or (ii)
change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

            (m) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the
Nasdaq National Market thereunder (the "Sarbanes-Oxley Act") has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act.
The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company.

            (n) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or the Subsidiary before any court or administrative agency or otherwise, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

            (o) The Company and the Subsidiary have good title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General
Disclosure Package and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure
Package and the Prospectus, and except as would not, individually or in the aggregate have a Material Adverse Effect. The Company and the Subsidiary occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration

                                      - 6 -

Statement, the General Disclosure Package and the Prospectus with such exceptions as are not material and do not interfere with the use made of such property.

            (p) The Company and the Subsidiary have filed all Federal, State, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

            (q) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus,
as each may be amended or supplemented, there has not been (i) any material adverse change or any development involving a prospective material adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiary taken as a whole, whether or not occurring in the ordinary course of business, (ii) any material transaction entered into or any material transaction that is probable of being entered into by the Company or the
Subsidiary, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General
Disclosure Package and the Prospectus, as each may be amended or supplemented,
(iii) any change in the capital stock (other than changes resulting from conversion of the outstanding convertible preferred stock, a stock split or the grant or exercise of outstanding stock options) or outstanding indebtedness of the Company or (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. The Company and the Subsidiary have no material contingent obligations which are not disclosed in the Company's financial statements which are included in the Registration Statement, the
General Disclosure Package and the Prospectus.

            (r) Neither the Company nor the Subsidiary is or with the giving of notice or lapse of time or both, will be, in violation of or default under (i)
its Restated Certificate of Incorporation and Restated By-Laws, (ii) any
agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq National Market, or (v) any decree, judgment or order applicable to the Company or any of its properties; except, in the case of clauses (ii) -
(v) of this section, for such violation or defaults that would not have a
Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, or of the Restated Certificate of Incorporation or By-laws of the Company or any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction.

                                      - 7 -

            (s) The execution and delivery of, and the performance by the
Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

            (t) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the
Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

            (u) The Company has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct its business, except where the absence of such license, authorization, consent, approval or filing would not, individually or in the aggregate, have a
Material Adverse Effect. The Company is not in violation of, or in default under, and has not received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a
Material Adverse Effect.

            (v) To the Company's knowledge, the Company owns, or has obtained valid and enforceable licenses for, or other legal rights to use, the inventions, patent applications, patents, utility models, industrial property, trademarks (both registered and unregistered), trade names, service marks (both registered and unregistered), service names, copyrights, trade secrets, customer lists, designs, manufacturing or other processes, computer software, systems, data compilations, research results, know-how or other proprietary rights and information described in the Registration Statement, the General Disclosure
Package and the Prospectus as being owned or licensed by the Company, or used in the Company's business as presently conducted with respect to the research, development, testing and marketing of GEM 21S, GEM OS1 and GEM OS2 and the other product candidates (collectively, the "Products") each as described in the
Registration Statement, the General Disclosure Package and the Prospectus,
except where the failure to own, license or otherwise enjoy such rights would not, individually or in the aggregate, have a Material Adverse Effect
(collectively, "Intellectual Property"). To the Company's knowledge, all of such patents, registered trademarks and registered copyrights owned or licensed by the Company have been duly registered in, filed in or issued by the United
States Patent and Trademark Office, the United States Copyright Office or the
corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such other jurisdictions, except where the failure to do so, individually or in the aggregate, would not have a
Material Adverse Effect. The Company has taken all steps required in accordance with sound

                                      - 8 -

business practice and business judgment to establish and preserve its ownership of or rights to all material Intellectual Property. To the Company's knowledge, there are no third parties who have or will be able to establish rights to any
Intellectual Property related to the Products, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property that the
Registration Statement or Prospectus disclose is licensed to the Company. To the
Company's knowledge, there is no infringement by third parties of any of the
Intellectual Property. To the Company's knowledge, there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any Intellectual Property, and the Company is unaware of any facts that could form a reasonable basis for any such action, suit, proceeding or claim. There is no pending, or to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts that could form a reasonable basis for any such action, suit, proceeding or claim. To the Company's knowledge, the Company has not formerly and presently is not infringing or violating the Intellectual Property of any other person. There is no pending, or to the Company's knowledge, threatened action, suit, proceeding or claim by another that the Company infringes or otherwise violates any
Intellectual Property, and the Company is unaware of any facts that could form a reasonable basis for any such action, suit, proceeding or claim. To the
Company's knowledge, the manufacture, use, sale, offer for sale or import of any
Product described in the Registration Statement or Prospectus by the Company
would not infringe any claim of any patent of another, except that of a licensor who has granted the Company a license under any such patent. No proceeding charging the Company with infringement of any adversely held Intellectual
Property has been filed. The Company is in compliance with the terms of all agreements pursuant to which Intellectual Property has been licensed to the
Company. All such agreements are in full force and effect and there is no default by the Company thereto, and to the Company's knowledge, no notice of default thereunder has been threatened against the Company. To the Company's knowledge, sublicenses granted to others are now in compliance with the terms of all agreements pursuant to which Intellectual Property has been sublicensed by the Company. To the Company's knowledge, all such agreements are in full force and effect and there is no default by any sublicensee thereto. To the Company's knowledge, there is no patent or patent application containing claims that interfere with the issued or pending claims of any patent owned by or licensed to the Company. The Company is not aware of any fact from which it could reasonably be inferred that an individual associated with the filing and prosecution of any patent owned by or licensed to the Company failed to disclose to the United States Patent and Trademark Office all information known to that individual to be material to patentability. The Products described in the
Registration Statement, the General Disclosure Package or the Prospectus fall within the scope of one or more claims of one or more patents owned by or licensed to the Company. Upon the making, selling, offering for sale or importing into the United States of any product covered by one or more claims of a United States patent owned or licensed by the Company, the Company will comply with the marking and notice requirements of 35 U.S.C. SS. 287(a).

            (w) Neither the Company nor the Subsidiary, nor any of their respective directors, officers, affiliates or controlling persons, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares. The Company acknowledges that the

                                      - 9 -

Underwriters may engage in passive market making transactions in the Shares on the Nasdaq National Market in accordance with Regulation M under the Exchange
Act.

            (x) Neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Shares contemplated hereunder, will be an
"investment company" within the meaning of such term under the Investment
Company Act of 1940 as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder.

            (y) The Company is not and, after giving effect to the offering and sale of the Shares, will not be a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of
1935, as amended (the "Public Utility Holding Company Act").

            (z) The Company maintains for it, and if applicable, for the
Subsidiary, a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with
GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (aa) The Company has established and maintains "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange
Act); the Company's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the
Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company's management as appropriate to allow untimely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial
Officer of the Company required under the Exchange Act with respect to such reports.

            (bb) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the
Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

            (cc) The operations of the Company and the Subsidiary are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign
Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the
"Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the
Company or the

                                     - 10 -

Subsidiary with respect to the Money Laundering Laws is pending or, to the
Company's knowledge, threatened.

            (dd) Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets
Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

            (ee) The Company and the Subsidiary carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses.

            (ff) The Company and each Subsidiary is in compliance in all material respects with all presently applicable provisions of the Employee
Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); neither the Company nor the
Subsidiary has ever maintained any "pension plan" (as defined in ERISA).

            (gg) To the Company's knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as set forth in the Registration Statement.

            (hh) The Company and its properties, assets and operations is and has been in compliance with, and holds all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company's knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or to interfere with or prevent material compliance by the Company with Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company
(i) to the Company's knowledge is not the subject of any investigation, (ii) has not received any notice or claim, (iii) is not a party to or affected by any pending or to the Company's knowledge threatened action, suit or proceeding, nor, to the best of the Company's knowledge, is there any basis for any such suit or proceeding, (iv) is not bound by any judgment, decree or order, (v) has not entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below), (vi)
has not arranged for the disposal of any Hazardous Material at, or transported any Hazardous Material

                                     - 11 -

to, any site for which the Company is or may be liable except by a licensed contractor in accordance with applicable laws, (vii) is not bound by any lien, nor is any lien reasonably expected to be recorded on the property or (viii) to the Company's knowledge, it does not currently own or lease or has not previously owned or leased any property that contains or contained or includes or included any asbestos, polychlorinated biphenyls, or any underground storage tanks, piping, or sumps (or other underground structures) which contain or contained Hazardous Materials or contains or contained any environmental conditions (other than resulting from the fact that the property is located on a cemetery), including, without limitation, any wetlands or endangered species, that will impede use or redevelopment of such property (as used herein,
"Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials"
means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances, wastes, asbestos, silica, mixed dust, bacteria, mold or fungi) that is regulated by or may give rise to liability under any
Environmental Law); other than as set forth on Schedule 1(hh), there have been no environmental studies, investigations, reports or assessments concerning the
Company or any currently or previously owned or leased properties within its possession or control.

            (ii) There are no relationships or related-party transactions involving the Company or the Subsidiary or any other person required to be described in the Prospectus which have not been described as required.

            (jj) Neither the Company nor the Subsidiary has made any
contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation is required to be disclosed in the Prospectus.

            (kk) The Company has not failed to file with the applicable regulatory authorities (including, without limitation, the Food and Drug
Administration (the "FDA") or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the
FDA) any required filing, declaration, listing, registration, report or submission; all such filings, declarations, listings, registrations, reports or submissions were in material compliance with applicable laws when filed and, except as referred to or described in the Registration Statement, the General
Disclosure Package or the Prospectus or which would not have, individually or in the aggregate, a Material Adverse Effect, no deficiencies have been asserted by any applicable regulatory authority (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) with respect to any such filings, declarations, listings, registrations, reports or submissions that remain unresolved.

            (ll) To the Company's knowledge, with regard to GEM 21S, all of the manufacturing facilities and operations of the Company and its United States and foreign suppliers are in compliance in all material respects with applicable FDA and comparable regulations, including current Good Manufacturing Practices except that as of the date hereof,

                                     - 12 -

the Company is prohibited by the terms of the FDA's approval of the premarket application ("PMA") for GEM 21S from utilizing lots of rhPDGF that were fermented by Chiron after September 2002, and related compliance issues at
Chiron remain unresolved.

            (mm) The preclinical tests and clinical trials that are described in, or the results of which are referred to in, the Registration Statement, the
General Disclosure Package or the Prospectus were and, if still pending, are to the Company's knowledge being conducted in all material respects in accordance with protocols filed with the appropriate regulatory authorities for each such test or trial and in accordance with all statutes, laws, rules and regulations, as the case may be, and with standard medical and scientific research procedures except where such failure to comply would not have a Material Adverse Effect;
the description of the results of such tests and trials contained in the
Registration Statement, the General Disclosure Package or the Prospectus
accurately presents summaries in all material respects of the data derived from such tests and trials, and the Company has no knowledge of any other studies or tests the results of which call into question, the clinical results described or referred to in the Registration Statement, the General Disclosure Package or the
Prospectus such that such study or test would result in a Material Adverse
Effect; the Company has not received any notices or other correspondence from the FDA or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency requiring the termination or suspension of any clinical trials that are described or referred to in the Registration
Statement, the General Disclosure Package or the Prospectus; and the Company has
operated and currently is in compliance in all material respects with all applicable rules and regulations of the FDA and comparable foreign drug or medical device regulatory agencies outside of the United States except where such failure to comply would not have a Material Adverse Effect.

            (nn) Immediately after the issuance and sale of the Shares as contemplated hereby, no shares of preferred stock of the Company shall be issued or outstanding; and the issuance and sale of the Shares as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company.

            (oo) Except pursuant to this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Prospectus.

            (pp) The Company is not engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material
Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company before the National
Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company and (C) no union representation dispute currently existing concerning the employees of the Company, and (ii) to the Company's knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company and

                                     - 13 -

(B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws.

            (qq) No consent, approval, authorization or order of, or
qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

            (rr) The Company has not offered, or caused DBSI or its affiliates to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the
Company to alter the customer's or supplier's level or type of business with the
Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

      2.    PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES.

            (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $_____ per share, the number of Firm
Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof.

            (b) Payment for the Firm Shares to be sold hereunder is to be made in Federal (same day) funds against delivery of certificates therefor to the
Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made through the facilities of The Depository Trust Company,
New York, New York at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.)

            (c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the
Company hereby grants an option to the several Underwriters to purchase the
Option Shares at the price per share as set forth in the first paragraph of this
Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by DBSI to the
Company setting forth the number of Option Shares as to which the several
Underwriters are exercising the option and the time and date at which such certificates are to be delivered. The time and date at which certificates for
Option Shares are to be delivered shall be determined by DBSI but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of
Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of
Firm Shares being purchased by

                                     - 14 -

such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option
Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. DBSI may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in Federal (same day funds) through the facilities of The Depository Trust Company in New York, New
York drawn to the order of the Company.

      3.    OFFERING BY THE UNDERWRITERS.

            It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.

            It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a
Master Agreement Among Underwriters entered into by you and the several other
Underwriters.

      4.    COVENANTS OF THE COMPANY

            The Company covenants and agrees with the several Underwriters that:

            (a) The Company will (A) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the
Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or
430C under the Act and (B) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and
Regulations.

            (b) The Company will (i) not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405 under the Act)
required to be filed by the Company with the Commission under Rule 433 under the
Act unless the Representatives approve its use in writing prior to first use
(each, a "Permitted Free Writing Prospectus"); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule III hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free
Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timelv filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter or the
Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared

                                     - 15 -

by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

            (c) The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any
additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free
Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act. The Company will use its best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.

            (d) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

            (e) The Company will deliver to, or upon the order of, the
Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any
Issuer Free Writing Prospectus as the Representatives may reasonably request.
The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, five signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request.

            (f) The Company will comply with the Act and the Rules and
Regulations, and the Exchange Act, and the rules and regulations of the
Commission thereunder, so as to permit the completion of the distribution of the
Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under
Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the
Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in

                                     - 16 -

order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the
Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

            (g) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the Shares may be sold, the Company will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective as soon as possible, and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i)
when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the
Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act
(which the Company agrees to file in a timely manner in accordance with such
Rules).

            (h) Subject to Section 4(d) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing; and to promptly notify you of such filing.

            (i) If necessary or appropriate, the Company shall file a
registration statement pursuant to, and in accordance with, Rule 462(b) under the Act and pay the applicable fees in accordance with the Act.

            (j) If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package.

            (k) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than
15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the

                                     - 17 -

Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise you in writing when such statement has been so made available.

            (l) Prior to the Closing Date, the Company will furnish to the
Underwriters, as soon as they have been prepared by or are available to the
Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

            (m) The Company shall not, for a period of 180 days after the date hereof (the "Lock-Up Period"), without the prior written consent of DBSI, (i)
sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the
Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, (ii) file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common
Stock or any other securities of the Company that are substantially similar to
Common Stock (other than a registration statement on Form S-8 with respect to employee benefit plans), (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common
Stock or any such securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv)
publicly announce an intention to effect any transaction specified in clause
(i), (ii) or (iii), except, in each case, for (A) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (B) issuances of
Common Stock upon the exercise of options or warrants or conversion of preferred stock disclosed as outstanding in the Registration Statement and the Prospectus,
(C) the issuance of employee stock options not exercisable during the Lock-Up
Period pursuant to stock option plans described in the Registration Statement and the Prospectus, (D) the issuance of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company in connection with any acquisition, strategic partnership, joint venture or collaboration to which the Company is a party, or the acquisition or license of any products or technology by the Company, and (E) the issuance of shares of
Common Stock or securities convertible into or exchangeable or exercisable for
Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company in connection with settlements of legal disputes to which the Company is now, or may hereafter, become a party; provided that the number of shares of Common Stock issued or underlying securities convertible, exchangeable or exercisable (including pursuant to warrants or other rights) for
Common Stock issued in any case pursuant to clauses (D) or (E) shall not exceed
[TO BE DISCUSSED], and provided further that, prior to the issuance of any such securities pursuant to clauses (D) or (E), the Company shall cause the recipients of such securities to execute and

                                     - 18 -

deliver to you Lock-Up Agreements (as defined below), each substantially in the form of Exhibit A hereto. Notwithstanding the foregoing, if (1) during the last
17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2)
prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period following the last day of the 180-day restricted period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the
18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless DBSI waives, in writing, such extension.

            (n) The Company will use its best efforts to list the Shares for quotation on the Nasdaq National Market and maintain such listing.

            (o) The Company has caused each officer and director and shareholder of the Company, other than those shareholders listed on Schedule 4(o), to furnish to you, on or prior to the date of this agreement, a letter or letters, substantially in the form attached hereto as Exhibit A (the "Lock-Up
Agreement").

            (p) The Company shall apply the net proceeds of its sale of the
Shares as set forth in the Registration Statement, General Disclosure Package
and the Prospectus and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

            (q) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or the Subsidiary to register as an investment company under the 1940 Act.

            (r) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the
Common Stock.

            (s) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

            (t) The Company will comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the
Directed Shares are offered in connection with the Directed Share Program.

            (u) Prior to the time of purchase or any additional time of purchase, as the case may be, the Company shall issue no press release or other communication and hold no press conferences with respect to the Company, the financial condition, results of operations, business, properties, assets, or liabilities of the Company, or the offering of the Shares, without your prior consent.

            (v) The Company shall cause each Directed Share Participant to execute a Lock-Up Agreement and otherwise cause the Directed Shares to be restricted from sale, transfer, assignment, pledge or hypothecation to such extent as may be required by the NASD and its

                                     - 19 -

rules, and to direct the transfer agent to place stop transfer restrictions upon such Directed Shares during the Lock-Up Period or any such longer period of time as may be required by the NASD and its rules; and to comply in all material respects with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Reserved Shares are offered in connection with the Directed Share Program.

      5.    COSTS AND EXPENSES.

            The Company will pay all costs, expenses, fees and taxes (except as otherwise set forth in this Agreement) incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration
Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the
Prospectus, this Agreement, the Listing Application, the Blue Sky Survey and any
supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including reasonable legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the
Shares; the Listing Fee of the Nasdaq National Market; the costs and expenses
(including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Underwriters caused by a breach of the representation in Section 1(b); and the expenses, including the reasonable fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws, which shall not exceed $10,000. The Company agrees to pay all costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters, incident to the offer and sale of Directed Shares by the
Underwriters to employees and persons having business relationships with the
Company and the Subsidiary. The Company shall not, however, be required to pay for any of the Underwriter's expenses (other than those related to qualification under NASD regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the
Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

      6.    CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

            The several obligations of the Underwriters to purchase the Firm
Shares on the Closing Date and the Option Shares, if any, on the Option Closing
Date are subject to the accuracy, as of the Applicable Time, the Closing Date or the Option Closing Date, as the case may be, of the

                                     - 20 -

representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

            (a) The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free
Writing Prospectus required shall have been filed as required by Rules 424,
430A, 430B, 430C or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the
Registration Statement or otherwise) shall have been disclosed to the
Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

            (b) The Company shall furnish to you on the Closing Date and, if applicable, the Option Closing Date, as the case may be, an opinion of Morrison
& Foerster LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to Willkie Farr & Gallagher LLP, counsel for the
Underwriters, substantially in the form set forth on Exhibit B hereto.

            (c) The Company shall furnish to you on the Closing Date and, if applicable, the Option Closing Date, as the case may be, an opinion of Morrison
& Foerster LLP, special counsel for the Company with respect to patents and proprietary rights, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to Willkie Farr & Gallagher LLP, counsel for the Underwriters, substantially in the form set forth on Exhibit C.

            (d) The Company shall furnish to you on the Closing Date and, if applicable, the Option Closing Date, as the case may be, an opinion of Buc &
Beardsley, special counsel for the Company with respect to FDA matters, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other
Underwriters, and in form and substance satisfactory to Willkie Farr & Gallagher
LLP, counsel to the Underwriters, substantially in the form set forth on Exhibit
D.

            (e) You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement, the Closing Date and, if applicable, the Option Closing Date, as the case may be, and addressed to the Underwriters
(with reproduced copies for each of the Underwriters) in the forms previously approved by DBSI.

            (f) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Willkie
Farr & Gallagher LLP, counsel for

                                     - 21 -

the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to DBSI.

            (g) The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of
the Company to the effect that, as of the Closing Date or the Option Closing
Date, as the case may be, each of them severally represents as follows:

            (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any
Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the
Commission;

            (ii) The representations and warranties of the Company contained in
Section 1 hereof are true and correct as of the Closing Date or the Option
Closing Date, as the case may be;

            (iii) All filings required to have been made pursuant to Rules 424,
430A, 430B or 430C under the Act have been made as and when required by such rules;

            (iv) He or she has carefully examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his or her
opinion, as of the Applicable Time, the statements contained in the General
Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure
Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (v) He or she has carefully examined the Registration Statement and, in his or her opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment;

            (vi) He or she has carefully examined the Prospectus and, in his or her opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

            (vii) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Prospectus, there has not been any

                                     - 22 -

material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the
Company and the Subsidiary taken as a whole, whether or not arising in the ordinary course of business.

            (h) The Company shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the
Representatives may reasonably have requested.

            (i) The Firm Shares and Option Shares, if any, have been approved for quotation upon notice of issuance on the Nasdaq National Market.

            (j) The Lock-Up Agreements described in Section 4 (o) are in full force and effect.

            The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Willkie Farr &
Gallagher LLP, counsel for the Underwriters.

            If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

            In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

      7.    CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

            The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the
Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

      8.    INDEMNIFICATION.

            (a) The Company agrees:

            (i) to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact

                                     - 23 -

contained in the Registration Statement, any Preliminary Prospectus, any Issuer
Free Writing Prospectus the Prospectus or any amendment or supplement thereto or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing
Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein; and

            (ii) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the
Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

            (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the
Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof)
arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any
Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or
any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each
Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary
Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein. This indemnity agreement will be in addition to any liability which such
Underwriter may otherwise have.

                                     - 24 -

            (c) In case any proceeding (including any governmental
investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the
"indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a), (b), (c) or (e) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b), (c) or (e). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to
Section 8(a), (b) or (e) and by the Company in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

            (d) The Company and each subsidiary of the Company, whether direct or indirect, jointly and severally, agree to indemnify and hold harmless DBSI and its affiliates and each person, if any, who controls DBSI or its affiliates within the meaning of either Section 15 of the Act or Section 20 of the Exchange
Act, from and against any and all losses, claims, damages and liabilities
(including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i)
caused by any untrue

                                     - 25 -

statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to
Participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii)
caused by the failure of any Participant to pay for and accept delivery of
Directed Shares that the Participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of DBSI.

            (e) To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a), (b), (c) or (e) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company, and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof)
referred to above in this Section 8(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of

                                     - 26 -

such fraudulent misrepresentation. The Underwriters' obligations in this Section
8(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

            (f) In any proceeding relating to the Registration Statement, any
Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or
any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

            (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any
Underwriter, or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

      9.    DEFAULT BY UNDERWRITERS.

            If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date
(otherwise than by reason of any default on the part of the Company), you, as
Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or
Underwriters failed to purchase. If during such 36 hours you, as such
Representatives, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or
Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Shares to be purchased on the Closing Date or the Option Closing date, as the case may be, the other
Underwriters shall be obligated, severally, in proportion to the respective numbers of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Shares with respect to which such default shall occur exceeds 10% of the Shares to be purchased on the Closing
Date or the Option Closing Date, as the case may be, the Company or you as the
Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Sections

                                     - 27 -

5 and 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the
case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the
Registration Statement, the General Disclosure Package or in the Prospectus or
in any other documents or arrangements may be effected. The term "Underwriter"
includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      10.   NOTICES.

            All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Deutsche Bank Securities
Inc., 60 Wall Street, 4th Floor, New York, New York 10005; Attention: Syndicate
Manager, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York,
New York 10005, Attention: General Counsel; if to the Company.

      11.   TERMINATION.

            (a) This Agreement may be terminated by you by notice to the Company
(a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Shares) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the
Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiary taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock
Exchange or the Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v)
the declaration of a banking moratorium by United States or New York State authorities, (vi) the suspension of trading of the Company's common stock by the
Nasdaq National Market, the Commission, or any other governmental authority or,
(viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

            (b) as provided in Sections 6 and 9 of this Agreement.

                                     - 28 -

      12.   SUCCESSORS.

            This Agreement has been and is made solely for the benefit of the
Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

      13.   INFORMATION PROVIDED BY UNDERWRITERS.

            The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer
Free Writing Prospectus or the Prospectus consists of the information set forth in the [third, ninth, and tenth through fifteenth] paragraphs under the caption
"Underwriting" in the Prospectus.

      14.   MISCELLANEOUS.

            The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any
Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers, and (c) delivery of and payment for the Shares under this Agreement.

            The Company acknowledges and agrees that each Underwriter in providing investment banking services to the Company in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the
Company does not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.

            This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section
5-1401 of the New York General Obligations Law.

            If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several
Underwriters in accordance with its terms.

                                     - 29 -

      Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as
Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                        Very truly yours,

                                        BIOMIMETIC THERAPEUTICS, INC.

                                        By _____________________________

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

DEUTSCHE BANK SECURITIES INC.

As Representatives of the several
Underwriters listed on Schedule I

By: Deutsche Bank Securities Inc.

By _______________________________
         Authorized Officer

By _______________________________
         Authorized Officer

                                     - 30 -

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS

                                              Number of Firm Shares
         Underwriter                             to be Purchased

Deutsche Bank Securities Inc.

Pacific Growth Equities, LLC

First Albany Capital Inc.

A.G. Edwards & Sons, Inc.

                                                   __________

                           Total                   __________

                                     - 31 -

                                   SCHEDULE II

[Price per share: $[ ]

Number of Shares (including over-allotment): [    ]

Approximate net proceeds to the Company:  $ [  ]]

                                     - 32 -

                                  SCHEDULE III

[LIST EACH ISSUER FREE WRITING PROSPECTUS TO BE INCLUDED IN THE GENERAL
DISCLOSURE PACKAGE]

                                     - 33 -

                                    EXHIBIT A

                          BioMimetic Therapeutics, Inc.

                                  Common Stock

                               ($0.001 Par Value)

                                                           ___________ ___, 2006

Deutsche Bank Securities Inc.
Pacific Growth Equities, LLC
First Albany Capital Inc.
AG Edwards & Sons, Inc.
As Representatives of the several Underwriters

c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

Ladies and Gentlemen:

            This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting
Agreement") to be entered into by BioMimetic Therapeutics, Inc., f/k/a
BioMimetic Pharmaceuticals, Inc. (the "Company"), and you, as Representatives of
the several Underwriters named therein, with respect to the public offering (the
"Offering") of Common Stock, par value $0.001 per share, of the Company (the
"Common Stock").

            In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the "Lock-Up Period") beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of Deutsche Bank Securities Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange
Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act") with respect to, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities,
(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common
Stock, or warrants or other rights to purchase Common

                                     - 34 -

Stock or any such securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii)
publicly announce an intention to effect any transaction specified in clause (i)
or (ii).

            The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters (as defined in the Underwriting Agreement) of any
Common Stock pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or a member of the immediate family of the undersigned, (d)
the transfer or intestate succession to the legal representative or a member of the immediate family of the undersigned, or (e) if the undersigned is a partnership or limited liability company, the distribution to partners or members of the undersigned or to the estate of any deceased partner or member of the undersigned; provided that, in the case of any gift, transfer, disposition or distribution otherwise permitted by clause (b), (c), (d) or (e), each donee, transferee or distributee, as the case may be, agrees in writing with the
Underwriters to be bound by the terms of this Lock-Up Letter Agreement. For purposes of this paragraph, "immediate family" shall mean the undersigned and any relationship by blood, marriage or adoption, not more remote than first cousin.

            In addition, the undersigned hereby waives any rights the
undersigned may have to require registration of Common Stock in connection with the filing with the Commission of a registration statement relating to the
Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of Deutsche Bank
Securities Inc., make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common
Stock or any such securities.

            Notwithstanding the above, if (1) during the last 17 days of the
Lock-Up Period, (A) the Company issues an earnings release or (B) material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Lock-Up
Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless Deutsche
Bank Securities Inc. waives, in writing, such extension.

            In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the
Offering, except for any such rights as have been heretofore duly exercised.

            The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common
Stock.

                            [Signature page follows]

                                     - 35 -

            If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the
Commission with respect to the Offering is withdrawn or (iii) for any reason the
Underwriting Agreement shall be terminated prior to the "time of purchase" (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

                                        Yours very truly,

                                        _____________________________________
                                        Name:

Number of shares owned                  Certificate numbers:
subject to warrants, options
or convertible securities:

____________________________            ____________________________

____________________________            ____________________________

____________________________            ____________________________

                                     - 36 -

                                    EXHIBIT B

                      OPINION OF MORRISON AND FOERSTER LLP

______________, 2006

Deutsche Bank Securities Inc.
Pacific Growth Equities LLC
First Albany Capital Inc.
AG Edwards & Sons, Inc.

c/o  Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
as Representatives of
the several Underwriters

Re:   BioMimetic Therapeutics, Inc. -- ___,000,000 Shares of Common Stock

Ladies and Gentlemen:

We have acted as counsel to BioMimetic Therapeutics, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale by the
Company of ___,000,000 shares (the "Shares") of its common stock, $0.001 par value, pursuant to the terms of an Underwriting Agreement dated ___________,
2006 (the "Underwriting Agreement") between the Company and the several
Underwriters named in Schedule A thereto, acting through you as their
Representatives. This opinion is furnished to you pursuant to Section 6(b) of the Underwriting Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Underwriting
Agreement.

In connection with this opinion, we have examined such corporate records, documents, instruments, certificates of public officials and of the Company and such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein. We have also examined the Registration Statement on Form S-1 (No. 333-________) filed by the Company relating to the Shares and
Amendments No. 1 and ___ thereto as filed with the Securities and Exchange
Commission (the "Commission") in accordance with the provisions of the
Securities Act of 1933, as amended, and the rules and regulations of the
Commission thereunder (collectively, the "Act"), and evidence satisfactory to us that the Registration Statement, as so amended, became effective under the Act on ____________________, 2006 and any and all Issuer Free Writing Prospectuses.
The Registration Statement, as amended when it became effective, and including any amendments as of the date hereof, is hereinafter referred to as the
"Registration Statement," and the Prospectus in the form filed with the
Commission pursuant to its Rule 424(b) is hereinafter referred to as the
"Prospectus."

                                     - 37 -

In such examination, we have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies. In making our examination of documents executed by parties other than the Company, we have assumed that each other party has the power and authority to execute and deliver, and to perform and observe the provisions of, such documents, and the due authorization by each such party of all requisite action and the due execution and delivery of such documents by each such party, and that such documents constitute the legal, valid and binding obligations of each such party enforceable against such party in accordance with their terms.

Our opinion in paragraph 1 below as to the qualification and good standing of the Company is based solely on certificates of public officials in the state(s)
named in that paragraph. We have made no independent investigation as to whether those certificates are accurate or complete, but we have no knowledge of any such inaccuracy or incompleteness.

The opinions hereinafter expressed are subject to the following qualifications and exceptions:

      (i) The effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination;

      (ii) Limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the
Underwriting Agreement, and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where their breach is not material;

      (iii) The provisions of the Underwriting Agreement purporting to provide for indemnification under certain circumstances may be unenforceable as violative of public policy expressed in the Act, and accordingly, we are unable to render an opinion as to the enforceability of such provisions;

      (iv) Our opinion is based upon current statutes, rules, regulations, cases and official interpretive opinions, and it covers certain items that are not directly or definitively addressed by such authorities; and

      (v) Except to the extent encompassed by an opinion set forth below with respect to the Company, we express no opinion as to the effect on the opinions expressed herein of (1) the compliance or non-compliance of any party to the
Underwriting Agreement with any law, regulation or order applicable to it, or
(2) the legal or regulatory status or the nature of the business of any such party.

When reference is made in our opinion herein to our knowledge, it means the actual knowledge attributable to our representation of the Company of only those partners and associates who are actively involved in representing the Company.

                                     - 38 -

Based upon and subject to the foregoing, we are of the opinion that:

1.    The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with authority to own, lease and operate its properties and conduct its business as described in the
Registration Statement, the General Disclosure Package and the Prospectus, to
execute and deliver the Underwriting Agreement and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Shares as contemplated by the Underwriting Agreement. The Company is duly qualified to transact business as a foreign corporation and to own, lease and operate its properties in the State of Tennessee and is in good standing under the laws of the State of Tennessee.

2.    The Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General
Disclosure Package and the Prospectus; the Subsidiary is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company and the Subsidiary taken as a whole; and the outstanding shares of capital stock of each of the
Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company; and, to the best of our knowledge, the outstanding shares of capital stock of the Subsidiary is owned free and clear of all liens, encumbrances and equities and claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiary are outstanding.

3.    The Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company.

4.    The Shares have been duly authorized and, upon delivery to the
Underwriters against payment therefor in accordance with the terms of the
Underwriting Agreement, will be validly issued, fully paid and nonassessable;
and the issuance of the Shares is not subject to preemptive or similar rights.
The Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the
Nasdaq National Market ("Nasdaq").

5.    The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package); all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus or
otherwise waived or terminated in writing before the date hereof, are free of statutory preemptive rights and, to our knowledge, contractual preemptive rights and rights of first refusal; and the certificates for the Shares are in due and proper form, and the holders of the Shares will not be subject to personal liability by reason of being such holders; to our knowledge, except as disclosed in the Prospectus, the General Disclosure Package and the Registration
Statement, no options, warrants or other rights to purchase, agreements or other

                                     - 39 -

obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding; and the Amended and Restated Certificate of Incorporation of
the Company and the Amended and Restated Bylaws of the Company, each in the form filed as Exhibits [___] and [___], respectively, to the Registration Statement, have been heretofore duly authorized and adopted, and are in full force and effect as of the date hereof.

6.    The execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated by the Underwriting
Agreement do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the
Company pursuant to) (i) the charter or bylaws of the Company, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company is a party or by which any of its properties may be bound or affected which is filed as an exhibit to the Registration Statement, or (iii) any federal or New York law or the Delaware General Corporation Law,
applicable to the Company and applicable for transactions of the type contemplated by the Underwriting Agreement, or (iv) any rule or regulation of
Nasdaq or (v) any decree, judgment or order known to us to be applicable to the
Company or its properties.

7.    The capital stock of the Company, including the Shares conform in all material respects to the description thereof contained under the heading
"Description of capital stock" in the Prospectus.

8.    The Registration Statement has become, and is, effective under the Act, and we are not aware that any stop order suspending the effectiveness thereof has been issued or any proceedings for that purpose have been instituted or are pending or threatened under the Act, and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424 and in the manner and within the time period required by Rule 430A under the Act; and the class of securities consisting of the Common Stock has become registered under
Section 12(g) of the Exchange Act.

9.    The Registration Statement, as of the effective date thereof and the date hereof, and the Prospectus as of its date, complied and comply, as to form in all material respects with the requirements of the Act (as in effect on such date) (except as to the financial statements, supporting schedules, financial statement footnotes and other financial and statistical information included therein, as to which we express no opinion).

10.   There is no contract or other document or affiliate transaction known to us of a character required to be described in the Prospectus, the General
Disclosure Package or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

                                     - 40 -

11.   No authorization, approval or consent of any court or governmental authority or agency or filing with any federal, state or local government or regulatory commission, board, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority
(including, without limitation, Nasdaq), or approval of the stockholders of the
Company, is required in connection with the transactions contemplated by the
Underwriting Agreement, other than registration of the Shares under the Act, approval of listing of the Shares by Nasdaq and approvals of the stockholders of the Company, which have been obtained (except that we express no opinion as to any necessary qualification under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several
Underwriters or authorization required by the NASD).

12.   To our knowledge, (i) the Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting
Agreement; and (ii) there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of its directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the
Registration Statement, the General Disclosure Package or the Prospectus but are
not so described as required.

13.   The Company is not, and, immediately after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity
"controlled" by an "investment company," as such terms are defined in the
Investment Company Act.

14.   The statements in the Registration Statement and the Prospectus under the headings "Business--Litigation," "Description of capital stock," and "Shares eligible for future sale", insofar as such statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, and those statements in the Registration Statement, the General Disclosure
Package or the Prospectus that are descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, at the time such Registration Statement became effective, as of the date of the Prospectus and the General Disclosure Package, and as of the
date hereof, are accurate and complete in all material respects and present fairly the information purported to be shown.

15.   No person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration
Statement or otherwise known to us, to cause the Company to register under the
Act any shares of Common Stock or shares of any other capital stock or other equity interest in the Company or to include any such shares or interest in the
Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the
Shares as contemplated thereby or otherwise.

16.   Any required filing of each Issuer Free Writing Prospectus pursuant to
Rule 433 under the Act has been made within the time period required by Rule
433(d) under the Act.

                                     - 41 -

In addition, we have participated in conferences with your representatives and with representatives of the Company and its accountants concerning the
Registration Statement, the General Disclosure Package and the Prospectus and
have considered the matters required to be stated therein and the statements contained therein, although we have not independently verified the accuracy, completeness or fairness of such statements (except to the extent set forth in paragraphs 4, 6 and 13). Based upon and subject to the foregoing, nothing has come to our attention that leads us to believe that the Registration Statement, at the time it became effective, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated
therein or necessary to make the statements therein not misleading, or that the
Prospectus or the General Disclosure Package, at the time it was filed with the
Commission pursuant to Rule 424(b) under the Act or as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and do not make any comment in this paragraph with respect to the financial statements, supporting schedules, financial statement footnotes and other financial information contained in the Registration Statement, General Disclosure Package or
Prospectus).

We express no opinion as to matters governed by laws of any jurisdiction other than the laws of the State of New York and the General Corporation Law of the
State of Delaware, as appropriate and the federal laws of the United States of
America, as in effect on the date hereof.

This letter is furnished by us to you as Representatives of the several
Underwriters, and is solely for the benefit of the several Underwriters. Neither this letter nor any opinion expressed herein may be relied upon by, nor may copies be delivered or disclosed to, any other person or entity without our prior written consent.

                                        Very truly yours,

                                        Morrison & Foerster LLP

                                     - 42 -

                                    EXHIBIT C

                      OPINION OF MORRISON AND FOERSTER LLP

___________, 2006

Deutsche Bank Securities Inc.
Pacific Growth Equities, LLC
First Albany Capital Inc.
AG Edwards & Sons, Inc.
  As Representative of the several Underwriters

c/o  Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

Ladies and Gentlemen:

1.  We serve as special counsel to the Company with respect to patents and proprietary rights.

2.  The statements included in the Registration Statement, the General
    Disclosure Package and the Prospectus relating to patents or proprietary rights (collectively, the "Intellectual Property Information"), as of the
    date hereof, to our knowledge are accurate and complete in all material respects and present fairly the information purported to be shown; nothing has come to our attention that causes us to believe that the Intellectual
    Property Information included in the Registration Statement, the General
    Disclosure Package and the Prospectus as of the date hereof, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

3.  To our knowledge, except as included in the Registration Statement, the
    General Disclosure Package or the Prospectus, (i) there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks, copyrights, licenses or other proprietary information or materials of the Company or the Subsidiary, and (ii) no such proceedings are threatened or contemplated by governmental authorities or others.

4.  We do not know of any contracts or other documents, relating to the patents, trade secrets, trademarks, service marks or other proprietary information or materials of the Company that is of a character required to be described in the Registration Statement, the General Disclosure Package or the Prospectus
    which have not been so described.

5.  To our knowledge, (i) the Company is not infringing or otherwise violating, and, upon the commercialization and sale of the product and product candidates of the Company described in the Registration Statement, the
    General Disclosure Package or the Prospectus would infringe or otherwise violate, any patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or materials of others, and we are unaware of any facts that would form a reasonable basis for a claim of any such infringement.

6.  We have no knowledge of any facts that would preclude the from having valid license rights or clear title to the patents referenced in the Registration
    Statement, the General Disclosure Package or the Prospectus except as described in the Registration Statement, the General Disclosure Package and
    the Prospectus.

                                     - 43 -

7.  We are not aware of any fact with respect to the patent applications of the
    Company presently on file that (i) would lead us to conclude that patents, if issued, would not be valid and enforceable in accordance with applicable regulations or (ii) would result in a third party having any rights in any patents issuing from such patent applications.

8.  The Company is listed in the records of the United States Patent and
    Trademark Office as the holder of record of the patents listed on Schedule A to this opinion (the "Patents") and each of the applications listed on
    Schedule B to this opinion (the "Applications"). We are not aware of any material defect in form in the preparation or filing of the Applications on behalf of the Company.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

                                     - 44 -

                                                         _____________, 2006

Deutsche Bank Securities Inc.
Pacific Growth Equities, LLC
First Albany Capital Inc.
A.G. Edwards & Sons, Inc.
  as Representatives of the Several Underwriters
c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

Ladies and Gentlemen:

      We have acted as special regulatory counsel to BioMimetic Therapeutics,
Inc., formerly known as BioMimetic Pharmaceuticals, Inc. (the "Company"), with respect to U.S. Food and Drug Administration ("FDA") regulatory matters ("FDA
Matters") in connection with the issuance and sale by the Company of ______
shares of the Company's common stock, pursuant to that certain Underwriting
Agreement, dated ________, 2006, by and between the Company and you as representatives of the several underwriters named therein (the "Agreement").
This opinion is furnished to you at the request of the Company pursuant to
Section 6(d) of the Agreement. Except as otherwise indicated, capitalized terms used in this opinion and defined in the Agreement will have the meanings given in the Agreement.

      We have read the statements in the Registration Statement and the
Prospectus dated ____________, 2006, under the captions: (i) "Regulatory Risks-
We are subject to extensive governmental regulation including the requirement of
FDA approval or clearance before our product and product candidates may be marketed." and (ii) "Business - Regulatory Matters -

beginning with the caption "FDA Regulation" up to, but not including, the caption "International Regulation." Captions (i) and (ii) are collectively the
"Regulatory Sections." We are of the opinion that the statements included in the
Regulatory Sections that summarize provisions of the Federal Food, Drug, and
Cosmetic Act ("FDCA") and the Public Health Service Act ("PHSA") and
implementing regulations are accurate summaries in all material respects of the provisions purported to be summarized therein.

      In addition, although we have made no independent inquiry (except to review the correspondence and participate in the discussion listed in Attachment
I), nothing has come to our attention that leads us to believe that the statements in (i) the Regulatory Sections; (ii) the first sentence of the first paragraph under the caption "Business - Product and Product Candidates - GEM 21S
Growth-factor Enhanced Matrix for Periodontal Indications"; and (iii) the first paragraph under the caption "Business - Product and Product Candidates - GEM 21S
Growth-factor Enhanced Matrix for Periodontal Indications- Clinical Development;
(collectively, the "Regulatory Statements") at the time the Registration
Statement became effective, insofar as such statements relate to FDA Matters, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that the Regulatory Statements on the date thereof and hereof, insofar as such statements relate to FDA Matters, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. As to the factual

                                     - 46 -

matters addressed in this paragraph, we have relied without independent investigation upon a certificate of the Company.

      This opinion is rendered solely for your benefit in connection with the transaction described above. This opinion may not be used or relied upon by any other person or entity and may not be disclosed, quoted, filed with a governmental agency, or otherwise referred to without our express prior written consent. This opinion is limited to the matters stated herein, and no opinion or belief is implied or may be inferred beyond the matters expressly stated herein.

                                        Sincerely,

                                     - 47 -

                                  Attachment I

1.  Correspondence between FDA and the Company provided by the Company regarding the GEM 21S PMA or the GEM OS1 IDE; and,

2.  Discussions with Mark Citron regarding the GEM 21S PMA and GEM OS1 IDE.